                                      AMENDMENT

                            dated as of September 12, 1996

                                          to

             Insurance and Indemnity Agreement dated as of June 14, 1996

             Insurance and Indemnity Agreement dated as of March 14, 1996

            Insurance and Indemnity Agreement dated as of December 6, 1995

           Insurance and Indemnity Agreement dated as of September 21, 1995

             Insurance and Indemnity Agreement dated as of June 15, 1995

             Insurance and Indemnity Agreement dated as of March 15, 1995

            Insurance and Indemnity Agreement dated as of February 9, 1995

           Insurance and Indemnity Agreement dated as of September 23, 1994

             Insurance and Indemnity Agreement dated as of April 5, 1994

            Insurance and Indemnity Agreement dated as of December 2, 1993

            Insurance and Indemnity Agreement dated as of August 17, 1993

             Insurance and Indemnity Agreement dated as of June 11, 1993

             Insurance and Indemnity Agreement dated as of March 25, 1993

                                      Amendment
                                         to
                          Insurance and Indemnity Agreements

          Amendment dated as of September 12, 1996 ("Amendment to Insurance and Indemnity Agreements") to:

   (i) Insurance and Indemnity Agreement dated as of June 14, 1996 (the "Series 1996-B Insurance and Indemnity Agreement");

   (ii) Insurance and Indemnity Agreement dated as of March 14, 1996, as amended by that certain Amendment dated as of May 31, 1996 (the "May Amendment") to certain of the Insurance and Indemnity Agreements (as hereinafter defined) (as amended, the "Series 1996-A Insurance and Indemnity Agreement");

   (iii) Insurance and Indemnity Agreement dated as of December 6, 1995, as amended by the May 1996 Amendment (as amended, the "Series 1995-E Insurance and Indemnity Agreement");

   (iv) Insurance and Indemnity Agreement dated as of September 21, 1995, as amended by that certain Amendment dated as of December 6, 1995 (the "December 1995 Amendment") to certain of the Insurance and Indemnity Agreements, as further amended by the May 1996 Amendment (as amended, the "Series 1995-D Insurance and Indemnity Agreement");

   (v) Insurance and Indemnity Agreement dated as of June 15, 1995, as amended by the December 1995 Amendment, as further amended by the May 1996 Amendment (as amended, the "Series 1995-C Insurance and Indemnity Agreement");

   (vi) Insurance and Indemnity Agreement dated as of March 15, 1995, as amended by that certain Amendment dated as of June 15, 1995 (the "June 1995 Amendment") to certain of the Insurance and Indemnity Agreements, as further amended by the December 1995 Amendment and the May 1996 Amendment (as amended, the "Series 1995-B Insurance and Indemnity Agreement");

   (vii) Insurance and Indemnity Agreement dated as of February 9, 1995, as amended by the June 1995 Amendment, as further amended by the December 1995 Amendment and May 1996 Amendment (as amended, the "Series 1995-A Insurance and Indemnity Agreement");

   (viii) Insurance and Indemnity Agreement dated as of September 23, 1994, as amended by the June 1995 Amendment, as further amended by the December 1995

          Amendment (as amended, the "Series 1994-B Insurance and
          Indemnity Agreement");

   (ix) Insurance and Indemnity Agreement dated as of April 5, 1994, as amended by the June 1995 Amendment, as further amended by the December 1995 Amendment (as amended, the "Series 1994-A Insurance and Indemnity Agreement");

   (x) Insurance and Indemnity Agreement dated as of December 2, 1993, as amended by the June 1995 Amendment, as further amended by the December 1995 Amendment (as amended, the "Series 1993-D Insurance and Indemnity Agreement");

   (xi) Insurance and Indemnity Agreement dated as of August 17, 1993, as amended by the June 1995 Amendment, as further amended by the December 1995 Amendment (as amended, the "Series 1993-C Insurance and Indemnity Agreement");

   (xii) Insurance and Indemnity Agreement dated as of June 11, 1993, as amended by the December 1995 Amendment (as amended, the "Series 1993-B Insurance and Indemnity Agreement");

   (xiii) Insurance and Indemnity Agreement dated as of March 25, 1993, as amended by the December 1995 Amendment (as amended, the "Series 1993-A Insurance and Indemnity Agreement") (each of the agreements referred to in (i) through (xiii) herein, an "Insurance and Indemnity Agreement," and collectively, the "Insurance and Indemnity Agreements")

among Financial Security Assurance Inc., Olympic Automobile Receivables Trust, 1996-B, Olympic Automobile Receivables Trust, 1996-A, Olympic Automobile Receivables Trust, 1995-E, Olympic Automobile Receivables Trust, 1995-D, Olympic Automobile Receivables Trust, 1995-C, Olympic Automobile Receivables Trust, 1995-B, Olympic Automobile Receivables Trust, 1994-B, Olympic Automobile Receivables Trust, 1994-A, Olympic Automobile Receivables Trust, 1993-D, Olympic Automobile Receivables Trust, 1993-C, Olympic First GP Inc., Olympic Second
GP Inc., Olympic Receivables Finance Corp., and Olympic Financial Ltd, in each case with respect to each Insurance and Indemnity Agreement with respect to which such person is a party.

          WHEREAS, the respective parties to each Insurance and Indemnity Agreement (the "Respective Parties") have heretofore executed such Insurance and Indemnity Agreement;

          WHEREAS, the Respective Parties to each Insurance and Indemnity Agreement wish to amend such Agreement.

          NOW, THEREFORE, the Respective Parties to each Insurance and Indemnity Agreement agree that such Agreement is hereby amended as follows:

          Section 1. AMENDMENT TO THE SERIES 1993-A INSURANCE AND INDEMNITY AGREEMENT AND SERIES 1993-B INSURANCE AND INDEMNITY AGREEMENT.

          (a) The text contained in paragraph (f) of Section 5.01 in each of the Series 1993-A Insurance and Indemnity Agreement and the Series 1993-B Insurance and Indemnity Agreement is deleted in its entirety. Such paragraph
(f) shall be reserved in each instance and the paragraphs of Section 5.01 shall not be redesignated as a result of the deletion effected by this Section 1.

          (b) Paragraph (g) of Section 5.01 in each of the Series 1993-A Insurance and Indemnity Agreement and the Series 1993-B Insurance and Indemnity Agreement is amended by deleting the percentage specified therein and replacing such percentage in each instance with the percentage corresponding to the applicable Series specified under Column I of Exhibit A hereto.

          Section 2. AMENDMENT TO THE SERIES 1993-C INSURANCE AND INDEMNITY AGREEMENT.

          (a) The text contained in paragraph (j) of Section 5.01 in the Series 1993-C Insurance and Indemnity Agreement is deleted in its entirety. Such paragraph (j) shall be reserved and the paragraphs of Section 5.01 shall not be redesignated as a result of the deletion effected by this Section 2.

          (b) Paragraph (k) of Section 5.01 in the Series 1993-C Insurance and Indemnity Agreement is amended by deleting the percentage specified therein and replacing such percentage with the percentage corresponding to such Series specified under Column I of Exhibit A hereto.


          Section 3. AMENDMENT TO THE SERIES 1993-D INSURANCE AND INDEMNITY AGREEMENT, SERIES 1994-A INSURANCE AND INDEMNITY AGREEMENT AND SERIES 1994-B INSURANCE AND INDEMNITY AGREEMENT.

          (a) The text contained in paragraph (k) of Section 5.01 in each of the Series 1993-D Insurance and Indemnity Agreement, Series 1994-A Insurance and Indemnity Agreement and Series 1994-B Insurance and Indemnity Agreement is deleted in its entirety. Such paragraph (j) shall be reserved in each instance and the paragraphs of Section 5.01 shall not be redesignated as a result of the deletion effected by this Section 3.

          (b) Paragraph (l) of Section 5.01 in each of the Series 1993-D Insurance and Indemnity Agreement, Series 1994-A Insurance and Indemnity Agreement and Series 1994-B Insurance and Indemnity Agreement is amended by deleting the percentage specified therein and replacing such percentage in each instance with the percentage corresponding to such Series specified under Column I of Exhibit A hereto.

          Section 4. AMENDMENT TO THE SERIES 1995-B INSURANCE AND INDEMNITY AGREEMENT.

          (a) The text contained in paragraph (l) of Section 5.01 in the Series 1995-B Insurance and Indemnity Agreement is deleted in its entirety. Such paragraph (j) shall be reserved and the paragraphs of Section 5.01 shall not be redesignated as a result of the deletion effected by this Section 4.

          (b) Paragraph (m) of Section 5.01 in the Series 1995-B Insurance and Indemnity Agreement is amended by deleting the percentage specified therein and replacing such percentage with the percentage corresponding to such Series specified under Column I of Exhibit A hereto.

          Section 5. AMENDMENT TO THE SERIES 1995-A INSURANCE AND INDEMNITY AGREEMENT, SERIES 1995-C INSURANCE AND INDEMNITY AGREEMENT, SERIES 1995-D INSURANCE AND INDEMNITY AGREEMENT, SERIES 1995-E INSURANCE AND INDEMNITY AGREEMENT, SERIES 1996-A INSURANCE AND INDEMNITY AGREEMENT AND SERIES 1996-B INSURANCE AND INDEMNITY AGREEMENT.

          (a) The text contained in paragraph (j) of Section 5.01 in each of the Series 1995-A Insurance and Indemnity Agreement, Series 1995-C Insurance and Indemnity Agreement, Series 1995-D Insurance and Indemnity Agreement,
Series 1995-E Insurance and Indemnity Agreement, Series 1996-A Insurance and Indemnity Agreement and Series 1996-B Insurance and Indemnity Agreement is deleted in its entirety. Such paragraph (j) shall be reserved in each instance and the paragraphs of Section 5.01 shall not be redesignated as a result of the deletion effected by this Section 5.

          (b) Paragraph (k) of Section 5.01 in each of the Series 1995-A Insurance and Indemnity Agreement, Series 1995-C Insurance and Indemnity Agreement, Series 1995-D Insurance and Indemnity Agreement, Series 1995-E Insurance and Indemnity Agreement, Series 1996-A Insurance and Indemnity Agreement and Series 1996-B Insurance and Indemnity Agreement is amended by deleting the percentage specified therein and replacing such percentage in each instance with the percentage corresponding to the applicable Series specified under Column I of Exhibit A hereto.

          Section 6.  COUNTERPARTS.

          This Amendment to the Insurance and Indemnity Agreements may be executed in several counterparts, each of which shall be deemed an original hereof and all of which, when taken together, shall constitute one and the same Amendment to the Insurance and Indemnity Agreements.

          Section 7.  INSURANCE AND INDEMNITY AGREEMENTS.

          Except as provided herein, all provisions, terms and conditions of the Insurance and Indemnity Agreements shall remain in full force and effect. As amended hereby, the Insurance and Indemnity Agreements are ratified and confirmed in all respects.

          Section 8. AUTHORIZATION. By its execution hereof, Financial Security Assurance Inc. hereby instructs the Owner Trustee of each of Olympic Automobile Receivables Trust 1996-B, Olympic Automobile Receivables
Trust 1996-A, Olympic Automobile Receivables Trust 1995-E, Olympic Automobile Receivables Trust 1995-D, Olympic Automobile Receivables Trust 1995-C, Olympic Automobile Receivables Trust 1995-B, Olympic Automobile Receivables
Trust 1994-B, Olympic Automobile Receivables Trust 1994-A, Olympic Automobile Receivables Trust 1993-D and Olympic Automobile Receivables Trust 1993-C, each in accordance with Section 6.3 of the respective Trust Agreements, to execute this Amendment.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the respective Insurance and Indemnity Agreements specified below as of the date set forth on the first page hereof.

                                    With respect to each Insurance and Indemnity
                                    Agreement:

                                    FINANCIAL SECURITY ASSURANCE INC.

                                    By: /s/ CLAIRE M. ROBINSON
                                       -----------------------------------------
                                       Authorized Officer

                                    OLYMPIC RECEIVABLES FINANCE CORP.

                                    By: /s/ JOHN A. WITHAM
                                       -----------------------------------------
                                       John A. Witham
                                       Senior Vice President
                                        and Chief Financial Officer

                                    OLYMPIC FINANCIAL LTD.

                                    By: /s/ JOHN A. WITHAM
                                       -----------------------------------------
                                       John A. Witham
                                       Executive Vice President
                                        and Chief Financial Officer

                                    With respect to Series 1996-B Insurance and
                                    Indemnity Agreement, Series 1996-A Insurance and Indemnity Agreement, Series 1995-E Insurance and Indemnity Agreement, Series 1995-D Insurance and Indemnity Agreement, Series 1995-C Insurance and Indemnity Agreement, Series 1995-B Insurance and Indemnity Agreement Series 1994-B Insurance and Indemnity Agreement, Series 1994-A Insurance and Indemnity Agreement,
                                    Series 1993-D Indemnity Agreement,
                                    Series 1993-C Insurance and Indemnity
                                    Agreement:


                                    OLYMPIC FIRST GP INC.

                                    By: /s/ JOHN A. WITHAM
                                       -----------------------------------------
                                       John A. Witham
                                       Vice President
                                        and Chief Financial Officer

                                    OLYMPIC SECOND GP INC.

                                    By: /s/ JOHN A. WITHAM
                                       -----------------------------------------
                                       John A. Witham
                                       Vice President
                                        and Chief Financial Officer

                                    With respect to Series 1996-B Insurance
                                    and Indemnity Agreement only:

                                    OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1996-B

                                    By: Mellon Bank (DE), National Association,

                                        not in its individual capacity, but
                                        solely in its capacity as Owner Trustee

                                    By: /s/ E.D. RENN
                                       -----------------------------------------
                                       E.D. Renn
                                       Vice President


                                    With respect to Series 1996-A Insurance and
                                    Indemnity Agreement only:

                                    OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1996-A

                                    By: Mellon Bank (DE), National Association,

                                        not in its individual capacity, but
                                        solely in its capacity as Owner Trustee

                                    By: /s/ E.D. RENN
                                       -----------------------------------------
                                       E.D. Renn
                                       Vice President


                                    With respect to Series 1995-E Insurance and
                                    Indemnity Agreement only:

                                    OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1995-E

                                    By: Wilmington Trust Company,

                                    not in its individual capacity, but solely in its capacity as Owner Trustee

                                    By: /s/ DENISE M. GERAN
                                       -----------------------------------------
                                     Name: DENISE M. GERAN
                                     Title: Financial Services Officer

                                    With respect to Series 1995-D Insurance and
                                    Indemnity Agreement only:

                                    OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1995-D

                                    By: Wilmington Trust Company,

                                    not in its individual capacity, but solely in its capacity as Owner Trustee

                                    By: /s/ DENISE M. GERAN
                                       -----------------------------------------
                                     Name: DENISE M. GERAN
                                     Title: Financial Services Officer


                                    With respect to Series 1995-C Insurance and
                                    Indemnity Agreement only:

                                    OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1995-C

                                    By: Wilmington Trust Company,

                                    not in its individual capacity, but solely in its capacity as Owner Trustee

                                    By: /s/ DENISE M. GERAN
                                       -----------------------------------------
                                     Name: DENISE M. GERAN
                                     Title: Financial Services Officer


                                    With respect to Series 1995-B Insurance and
                                    Indemnity Agreement only:

                                    OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1995-B

                                    By: Wilmington Trust Company,

                                    not in its individual capacity, but solely in its capacity as Owner Trustee

                                    By: /s/ DENISE M. GERAN
                                       -----------------------------------------
                                     Name: DENISE M. GERAN
                                     Title: Financial Services Officer

                                    With respect to Series 1994-B Insurance and
                                    Indemnity Agreement only:

                                    OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1994-b

                                    By: Wilmington Trust Company,

                                    not in its individual capacity, but solely in its capacity as Owner Trustee

                                    By: /s/ DENISE M. GERAN
                                       -----------------------------------------
                                     Name: DENISE M. GERAN
                                     Title: Financial Services Officer


                                    With respect to Series 1994-A Insurance and
                                    Indemnity Agreement only:

                                    OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1994-A

                                    By: Wilmington Trust Company,

                                    not in its individual capacity, but solely in its capacity as Owner Trustee

                                    By: /s/ DENISE M. GERAN
                                       -----------------------------------------
                                     Name: DENISE M. GERAN
                                     Title: Financial Services Officer

                                    With respect to Series 1993-D Insurance and
                                    Indemnity Agreement only:

                                    OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1993-D

                                    By: Wilmington Trust Company,

                                    not in its individual capacity, but solely in its capacity as Owner Trustee

                                    By: /s/ DENISE M. GERAN
                                       -----------------------------------------
                                     Name: DENISE M. GERAN
                                     Title: Financial Services Officer


                                    With respect to Series 1993-C Insurance and
                                    Indemnity Agreement only:

                                    OLYMPIC AUTOMOBILE RECEIVABLES TRUST, 1993-C

                                    By: Wilmington Trust Company,

                                    not in its individual capacity, but solely in its capacity as Owner Trustee

                                    By: /s/ DENISE M. GERAN
                                       -----------------------------------------
                                     Name: DENISE M. GERAN
                                     Title: Financial Services Officer

                                                                       EXHIBIT A

SERIES DESIGNATION                       COLUMN I


  Series 1993-A                            5.50%


  Series 1993-B                            5.50%


  Series 1993-C                            5.50%


  Series 1993-D                            5.50%


  Series 1994-A                            5.50%


  Series 1994-B                            5.50%


  Series 1995-A                            6.52%


  Series 1995-B                            6.67%


  Series 1995-C                            6.61%


  Series 1995-D                            6.65%


  Series 1995-E                            6.77%


  Series 1996-A                            6.95%


  Series 1996-B                            7.05%